EXHIBIT 99.1

For Immediate Release

April 15, 2025

FrontView REIT Announces First Quarter 2025 Earnings Release Date and Conference Call Information

Dallas, TX – FrontView REIT, Inc. (NYSE: FVR) (the “Company”, “FrontView”, “we”, “our”, or “us”), today announced that it will release its financial and operating results for the quarter ended March 31, 2025, after the market closes on Wednesday, May 14, 2025. The Company will host its earnings conference call and audio webcast on Thursday, May 15, 2025, at 10:00 a.m. Central Time.

Conference Call and Webcast

To access the live webcast, which will be available in listen-only mode, please visit: https://events.q4inc.com/attendee/619220748. If you prefer to listen via phone, U.S. participants may dial: 1-800-549-8228 (toll free) or 1-646-564-2877 (local), conference ID 67350.

A replay of the conference call webcast will be available approximately one hour after the conclusion of the live broadcast. To listen to a replay of the call via the web, which will be available for one year, please visit: investor.frontviewreit.com.

About FrontView REIT, Inc.

FrontView is an internally-managed net-lease REIT that acquires, owns and manages primarily properties with frontage that are net leased to a diversified group of tenants. FrontView is differentiated by an investment approach focused on properties that are in prominent locations with direct frontage on high-traffic roads that are highly visible to consumers. As of December 31, 2024, FrontView owned a well-diversified portfolio of 307 properties with frontage across 35 U.S. states. FrontView’s tenants generally include service-oriented businesses, such as restaurants, cellular stores, financial institutions, automotive stores and dealers, medical and dental providers, convenience and gas stores, car washes, home improvement stores, grocery stores, professional services, fitness operators as well as general retail tenants.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “outlook,” “potential,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “expect,” “intends,” “anticipates,” “estimates,” “plans,” “would be,” “believes,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements, including our 2025 guidance and assumptions, involve known and unknown risks and uncertainties, which may cause FVR’s actual future results to differ materially from expected results, including, without limitation, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, property investments and acquisitions, and the timing and uncertainty of completing these property investments and acquisitions, and uncertainties regarding future distributions to our stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the Securities and Exchange Commission (“SEC”) on March 20, 2025, which you are encouraged to read, and is available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not currently intend to, update any forward-looking statements after the date of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.

Company Contact

media@frontviewreit.com